UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 25, 2003

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

             (Exact name of Registrant as specified in its charter)


            DELAWARE                      0-26224                51-0317849
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                              311 ENTERPRISE DRIVE
                              PLAINSBORO, NJ 08536
               (Address of principal executive offices) (Zip Code)
                                 (609)-275-0500
              (Registrant's telephone number, including area code)
                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits.

Exhibit
Number    Description of Exhibit
-------    ----------------------
99.1 Press release issued April 25, 2003 regarding earnings for the quarter ended March 31, 2003


ITEM 9. Information Provided Under Item 12 (Results of Operations and Financial Condition)

The information required by Item 12 is being provided under Item 9 pursuant to Securities and Exchange Commission interim filing guidance provided in SEC press release No. 2003-41.

The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition." The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On April 25, 2003, Integra Life Sciences Corporation issued a press release announcing financial results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, as of the 25th day of April, 2003.



                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION


                    BY: /s/ STUART M. ESSIG
                        -----------------------------
                        STUART M. ESSIG
                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                  Exhibit Index
                                  -------------


Exhibit
Number    Description of Exhibit
-------   ----------------------

99.1 Press release issued April 25, 2003 regarding earnings for the quarter ended March 31, 2003